EXHIBIT 10.33



                                    GUARANTY
                           (The Neptune Society, Inc.)

     THIS GUARANTY ("Guaranty") is made and entered into as of August 8, 2001, by THE NEPTUNE SOCIETY, INC., a Florida corporation, whose address is 3500 W. Olive, Suite 1430, Burbank, California 91505 ("Guarantor"), to and for the benefit of GREEN LEAF INVESTORS I, LLC, a California limited liability company ("Lender"), whose address is 4444 Lakeside Drive, Suite 340, Burbank, California 91505.

                                    Recitals

     A. WILHELM MORTUARY, INC., an Oregon corporation ("Borrower"), has applied to Lender for a loan in the maximum principal sum of $1,575,000.00, to be made pursuant to a Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement") and to be evidenced by that certain Promissory Note of even date herewith made by Borrower and payable to the order of Lender (the "Note"). As used herein, the term "Loan Documents" shall have the meaning given that term in the Loan Agreement.

     B. To induce Lender to extend the loan to Borrower, and as a condition precedent to the lending of funds thereunder, Lender has required that Guarantor and Neptune Society of America, Inc. (collectively, the "Guarantors") guarantee the payment of principal, interest and any other amounts payable under the Note and other Loan Documents or any of them, and the performance by Borrower of all of the covenants on Borrower's part to be performed and observed pursuant to the provisions thereof, as more particularly provided in this Guaranty.

     NOW, THEREFORE, in consideration of Lender providing the loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor:

     1. Guaranty. Unconditionally, irrevocably and absolutely guarantees to Lender (a) Borrower's full and punctual payment (and not just the collection) of all sums payable under the Note and other Loan Documents including, without limitation, the principal of the Note and all interest, late charges and prepayment premiums, as and when the same become due thereunder, whether at maturity, in connection with a voluntary or involuntary prepayment of principal, or otherwise, and (b) Borrower's full, punctual and faithful performance and observance of all of Borrower's duties and obligations pursuant to the terms, covenants and conditions of the Loan Documents, including, without limitation Borrower's indemnity and defense obligations (the obligations described in (a) and (b) together, the "Guaranteed Obligations").

     2. Absolute and Unconditional Obligation. Agrees that if for any reason any duty, agreement or obligation of Borrower contained in the Note or in the Loan Documents shall not be performed or observed by Borrower, or if any amounts payable under or in connection with the Note or the Loan Documents shall not be paid promptly when due and payable, Guarantor shall promptly perform or cause to be performed each of such duties, agreements and obligations and will forthwith pay such amounts to Lender, whether or not (a) such amounts are absolute or contingent, liquidated or unliquidated, determined or undetermined, (b) Borrower may be liable jointly with others, (c) recovery may be or hereafter may become barred by any statute of limitation, or may otherwise be or become unenforceable, (d) there exists any defense, setoff or counterclaim that Borrower or Guarantor may have or assert, or (e) Lender or anyone on its behalf shall have instituted any suit, action or proceeding, or taken any other steps, to enforce any rights against Borrower, any other person or any collateral at any time securing the Note, to compel any such performance or to collect all or part of any such amounts either pursuant to the provisions of the Note or to rights accorded at law or in equity.

     3. Warranties and Representations. Except as is otherwise disclosed in the Disclosure Schedule attached to this Agreement, Guarantor represents, warrants and covenants to and for the benefit of Lender, which representations and warranties shall be deemed remade on and as of the date of Closing:

          3.1 Authority. Borrower and each of the Guarantors has the requisite capacity and authority to make and enter into each of the Loan Documents to which Borrower or any Guarantor is a party and to carry out the transactions contemplated therein. All authorizations have been secured that are necessary to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which Borrower and Guarantors are a party. Guarantor is in good standing in the State of Florida.

          3.2 Execution, Delivery and Effect of Loan Documents. Each of the Loan Documents to which Borrower and any Guarantor is a party is a legal, valid and binding obligation of Borrower and the Guarantor, as the case may be, enforceable in accordance with its terms.

          3.3 Other Obligations. Except with respect to the debt that is the subject of the Forbearance Agreement, neither Borrower nor any Guarantor is in material default under any instruments or obligations relating to Borrower's or any Guarantor's business or assets. No party has asserted any material claim or default relating to any of Borrower's or any Guarantor's assets. The execution and performance of the Loan Documents and the consummation of the transactions contemplated thereby will not result in any material breach of or constitute a material default under, any contract, agreement, document or other instrument to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor may be bound or affected, and do not and will not violate or contravene any material laws to which Borrower or any Guarantor is subject; nor do any such agreements, documents or instruments impose or contemplate any obligations that are or will be materially inconsistent with the Loan Documents.

          3.4 Taxes. Borrower and each Guarantor have filed all federal, state, and local income tax returns required to have been filed by it, and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments on real or personal property received by Borrower or each Guarantor , except only those local taxes where any such failure to file or pay amounts due would not have a material adverse affect on Borrower's or each Guarantor's business, finances or operations. Neither Borrower nor any Guarantor has any basis for additional assessment with regard to any such tax. Borrower has not and each Guarantor has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any tax to a date subsequent to the date hereof, and no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the tax returns, business or properties of Borrower or each Guarantor that has not been settled or resolved.

          3.5 Consents and Governmental Approvals. The execution, delivery and performance by Borrower and each Guarantor of the Loan Documents, and Lender's exercise of any remedy available to it thereunder, do not and will not require any consent or approval of any person or entity, other than such consents as have been or will have been obtained on or before the Closing Date. No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or agency or other governmental authority is necessary in connection with the authorization, execution and delivery of the Loan Documents by Borrower or any Guarantor .

          3.6 Legal Actions. There are no material actions, suits or proceedings including, without limitation, any condemnation, insolvency or bankruptcy proceedings, pending or, to the best of Guarantor's knowledge and belief, threatened, against or affecting Borrower, any Guarantor or their respective businesses or assets. There are no investigations, at law or in equity, before or by any court or governmental authority, pending or, to the best of Guarantor's knowledge and belief, threatened against or affecting Borrower, any Guarantor or their respective businesses or assets, except actions, suits and proceedings fully covered by insurance and heretofore fully disclosed in writing to Lender or that, if resolved adversely to Borrower or any Guarantor, would have a material adverse effect on Borrower, any Guarantor or their respective businesses or assets. Neither Borrower nor any Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority affecting Borrower, any Guarantor or their respective businesses or assets, which default would materially adversely affect Borrower, any Guarantor or their respective businesses or assets.

          3.7 Other  Security  Interests.  Except as disclosed in the Trust Deed and in Borrower's Financial Statements delivered to Lender before the date hereof, there does not exist any pledge, mortgage, lien, hypothecation or assignment for security affecting the Collateral, whether now owned or hereafter acquired, except for any such pledge, mortgage, lien, hypothecation or assignment for security constituting a Permitted Encumbrance.

          3.8 Truth of Other Statements, Representations and Warranties. The written statements, financial or otherwise, made by Borrower or any Guarantor to Lender in connection with this Agreement, or in connection with the other Loan Documents, do not, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements made therein not misleading. All Financial Statements given by Borrower or any Guarantor to Lender in connection with this Agreement, or the other Loan Documents have been prepared in accordance with GAAP, and such statements, taken as a whole, fairly present the financial condition of the parties or entities covered thereby. Since the date thereof, neither Borrower nor any such other party or entity has experienced any material adverse change in its finances, business, operations, affairs or prospects. To the best knowledge of Guarantor, there is no fact concerning Borrower or any of the Guarantors that Borrower or any Guarantor has not disclosed to Lender in writing that materially and adversely affects, nor, so far as Borrower can foresee, is reasonably likely to prove to materially and adversely affect, the Collateral or the ability of Borrower or any Guarantor to perform its obligations under the Loan Documents.

          3.9 Insurance. Borrower shall maintain (a) such insurance required by the Trust Deed and General Security Agreement with respect to the Collateral, and (b) adequate insurance protection against all liabilities, claims and risks against it that is customary for businesses similarly situated to Borrower.

          3.10 Material Changes. Since the date of Borrower's or Guarantor's Financial Statements there has not been, with respect to Borrower or any
Guarantor:

               (a) Any material adverse change in its financial condition from that shown on Borrower's or any Guarantor's Financial Statements;

               (b) Any damage or loss, whether covered by insurance or not, materially and adversely affecting Borrower's or any Guarantor's business, property, assets or prospects;

               (c) Any other event or condition materially and adversely affecting the results of Borrower's or any Guarantor's operations or business or financial condition or prospects taken as a whole, or any event that could have such an effect; or

               (d) Any  legislative  or  regulatory  action  or,  to the best of
Guarantor's  knowledge  and belief,  proposals  thereof,  that does, or would if enacted, materially adversely affect the results of Borrower's or any Guarantor's operations or business or financial conditions or prospects taken as a whole.

          3.11 Compliance With Environmental Laws. To the best of Guarantor's knowledge, other than as may be disclosed by any third party environmental studies provided to Lender prior to the date of this Agreement, there are no underground storage tanks located on, or asbestos-containing materials located in, any of the real property Collateral and there is not currently located on, any such real property Collateral (or in the groundwater of such real property Collateral) any Hazardous Material (defined below), in contravention of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 USC ss.ss. 9601 et seq.) ("CERCLA") or of any other similar federal, state or local law, rule or regulation. The term "Hazardous Material" shall include petroleum, asbestos and all hazardous or toxic materials or pollutants including, without limitation, substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in CERCLA, the Hazardous Materials Transportation Act, 42 USC ss.ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 USC ss.ss. 6901 et seq., any similar state law or the regulations adopted and publications promulgated pursuant to said laws.

          3.12 Legal Parcels of Real Property Collateral. The real property Collateral consists of one or more separate and distinct legal parcels for tax purposes and is not subject to property taxes and a similar charge against any other land. Neither Borrower nor any Guarantor has, by act or omission, impaired the integrity of the real property Collateral as one or more legally separate, subdivided lots. The use of the real property Collateral is permitted as a matter of right under existing zoning and other land use laws, rules and regulations.

     4. Covenants of Guarantor. As a material inducement to Lender to make the Loan, and in addition to performing each of its obligations under the other Loan Documents to which it is a party, Guarantor covenants with and for the benefit of Lender that, unless Lender otherwise consents in writing, and for so long as any amount remains outstanding under the Note or any other obligation under this Guaranty, the Trust Deed, or any other Loan Document remains to be performed:

          4.1 Financial Statements. Borrower and each Guarantor shall deliver to Lender its Financial Statements not later than forty-five (45) days after and as of the end of each interim quarterly accounting period ended March 31, June 30 and September 30, and not later than ninety (90) days after and as of the end of each fiscal year ended December 31 of Borrower and each Guarantor , prepared by Borrower and each Guarantor and certified by its manager(s) or officers.

          4.2 Additional Information. Borrower and each Guarantor shall promptly furnish to Lender such other information and data with respect to Borrower and each Guarantor as Lender from time to time may reasonably request, except as otherwise may be prohibited by law.

          4.3 Compliance With Laws. Borrower and each Guarantor shall comply with the requirements of all Laws, and with orders of any governmental agency, noncompliance with which could materially adversely affect the business, activities or condition (financial or otherwise) of Borrower and each Guarantor, except that Borrower and each Guarantor need not comply with a requirement then being contested by it in good faith by appropriate proceedings so long as no interest of Lender would be materially impaired thereby.

          4.4 Compliance With Agreements, Duties and Obligations. Guarantor shall promptly and fully comply with, and shall cause the Borrower and Guarantors to comply with, all agreements, duties and obligations arising under the Loan Documents, and promptly and fully comply with all material duties and obligations under any other material agreements, indentures, leases or instruments to which either Borrower or any Guarantor is a party which materially affect the Loan Documents or materially impair the Collateral.

          4.5 Payment of Taxes and Claims. Guarantor shall pay, or shall ensure that the following are paid, before they become delinquent: all taxes, assessments and governmental charges or levies imposed upon Guarantor or Borrower or upon the assets of Guarantor or Borrower; and to the extent that the Collateral of Lender may be impaired, all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons that, if unpaid, might result in the creation of a lien upon any assets of Borrower; provided, however, that payment of any such item may be deferred while being contested in good faith so long as Borrower's title to, and its right to use, its assets is not materially adversely affected thereby, and so long as reserves in amounts satisfactory to Lender are maintained for such claims.

          4.6 Inspection of Books. Guarantor shall permit and shall cause Borrower and each other Guarantor to permit Lender, after notice to Borrower and each Guarantor, as the case may be, to examine or audit each requested party's books of account and records and to copy and take extracts therefrom and to discuss said party's affairs, finances or accounts, and to be advised as to the same such party, in such detail and through such agents and representatives as Lender may desire, all at such reasonable times and as often as may be reasonably requested.

          4.7 Disclosure of Material Litigation. Borrower and each Guarantor shall promptly notify Lender of any litigation or other action, suit or proceeding, before any court or governmental agency, to which Borrower or any Guarantor is a party if the amount at risk in connection therewith is not fully covered by insurance, or if, in the reasonable opinion of Guarantor and Borrower, such litigation otherwise is material to obligations of Guarantor or Borrower hereunder. Thereafter, Guarantor and Borrower shall keep Lender apprised of the status of such litigation or other such action, suit or proceeding in such manner as Lender may request.

          4.8 Grant of Additional Security Interests. Borrower shall not pledge, mortgage, encumber, hypothecate or assign for security, or suffer the creation or existence of any pledge, mortgage, encumbrance, hypothecation or assignment for security on the Collateral other than (a) the Permitted Encumbrances and (b) the Senior Loan, without the written consent of Lender which may not be unreasonably withheld. [subject to review]

          4.9 Misrepresentations. Neither Borrower nor any Guarantor shall not knowingly make to Lender, and neither Borrower nor any Guarantor Borrower shall not knowingly furnish to Lender any certificate or other document that contains, any untrue statement of a material fact, nor shall Borrower or any Guarantor knowingly permit any such statement, certificate or other document to omit a material fact necessary to make the statements made therein not misleading taken as a whole.

          4.10 Notice of Default. Guarantor and Borrower shall promptly notify Lender if it learns that a Default has occurred, and shall specify with particularity the nature of such Event of Default, the period of existence of such Default, and the actions Borrower and Guarantor are taking or propose to take with respect thereto.



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

          4.11 Loan Costs and Expenses. Borrower and Guarantor shall pay or reimburse Lender, upon demand, all of Lender's reasonable out-of-pocket costs and expenses (including Lender's reasonable attorney's fees), to the extent incurred by Lender in connection with the negotiation, preparation, review, carrying-out, amendment, waiver, refinancing, restructuring, reorganization and enforcement of, and collection pursuant to, this Agreement, the Trust Deed, and the other Loan Documents, the Closing, any advance or disbursement of Loan proceeds, any substitution of security under this Agreement and any amendment of any financing statement made or given pursuant to this Agreement ("Loan Costs and Expenses") including, without limitation, Lender's reasonable attorneys' fees; fees of Lender's certified public accountants and other outside experts; credit reports; appraisal fees; lien searches; escrow charges; recording or filing fees; insurance premiums; inspection, due diligence and/or audit fees before Loan closing and periodically during the term of the Loan.

          4.12 Additional Acts. In addition to the acts that Guarantor is obligated to perform under this Agreement, or under any of the other Loan Documents, Guarantor shall from time to time perform, execute and deliver to or for the benefit of Lender any and all such further acts, additional documents, or further assurances as may be necessary or proper to: (a) implement the intent of the parties to this Agreement; (b) correct any errors in this Guaranty or any of the other Loan Documents; (c) assure Lender of the validity and priority of the liens and security interests Lender holds pursuant to the various documents securing the Loan; (d) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents;
(e) transfer all right, title and interest to Lender in the Collateral to be transferred to Lender pursuant to the terms of this Agreement as and when such transfer is contemplated by this Agreement; or (f) provide the rights and remedies to Lender that are contemplated by the Loan Documents.

          4.13 Indemnification. Guarantor shall indemnify and defend Lender against, and hold Lender harmless of and from, any and all losses, liability, claims, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees and court costs, whether incurred at the trial, appellate or administrative levels) that Lender may suffer or incur, or to which Lender may be subjected, by reason of, arising out of, or in connection with:

               (a) any default or breach by Borrower or any Guarantor under any Loan Document, any untrue statement contained in or made in connection with any Loan Document, or the omission from the Loan Documents of any fact required to be stated therein, or that is necessary to make the statement therein not misleading; and

               (b) any violation or breach by Borrower or any Guarantor, or any agent, servant, employee or licensee of any of them, of any of the terms and provisions of this Agreement or any of the other Loan Documents.

Upon demand by Lender, Guarantor shall defend any action or proceeding brought against Lender in connection with any of the foregoing, or Lender may elect to conduct its own defense at the reasonable expense of Guarantor; provided, however, that Guarantor will be entitled to participate in such defense. In any event, Guarantor shall reimburse Lender in full for all out-of-pocket costs reasonably incurred investigating, preparing or defending against any action or proceeding, commenced or threatened, in connection with any of the foregoing matters, or incurred in settlement of any such action or proceeding (whether commenced or threatened).



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

No compromise or settlement of any claims or proceedings may be effected by the Lender without the Guarantor's consent (which may not be unreasonably withheld). Notwithstanding the foregoing, if the Lender determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the Guarantor, assume the exclusive right to defend, compromise, or settle such proceeding, but the indemnifying party will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

          4.14 Other Affirmative Covenants. Guarantor shall, and shall cause Borrower and each other Guarantor, to:

               (a) at all times cause to be done all things necessary to maintain, preserve and renew its legal existence as a corporation and all licenses and permits necessary to the conduct of its businesses;

               (b) comply with all applicable Laws, and with all obligations that it incurs or to which it becomes subject pursuant to any contract or agreement, whether oral or written, express or implied, the breach of which could reasonably be expected to have a material adverse effect upon its business or financial condition, unless and only to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves have been set aside with respect thereto;

               (c) apply for and, when obtained, continue in force, with good and reputable insurance companies, adequate insurance covering risks of such types and in such amounts as are reasonably necessary to conduct its business;

               (d) make and keep books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions in which it has engaged and the disposition of its assets, and devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences discovered;

               (e) use its best efforts to preserve and protect the value of the Collateral;

               (f) not amend its articles of incorporation in any manner whatsoever without Lender's prior written consent if such amendment will affect or impair the value of the Collateral;

               (g) engage in no activity other than the current use of the Property;

               (h) maintain separate bank accounts in the name of Borrower and separate accounting with respect to the business and activities of Borrower; and

               (j) refrain from making distributions or other payments of any kind to its shareholders or owners or their respective families or affiliates.



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

     5. Primary Nature of Guaranty. Agrees that the liability of Guarantor hereunder is present, absolute, unconditional, continuing, primary, direct and independent of the obligations of Borrower. Lender shall not be required to pursue or exhaust any other remedies before invoking the benefits of this Guaranty, including, without limitation, recourse to property covered by the Loan Documents, by foreclosure or otherwise. Nothing herein contained shall prevent Lender, however, from suing on the Note with or without making the Guarantor a party to the suit, from foreclosing the Loan Documents or from exercising any other rights thereunder, and if such suit, foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and in the other Loan Documents, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the collateral covered by the Loan Documents, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the amount bid therefor an equal amount out of the balance due it pursuant to the terms of the Loan Documents.

     6. Continuing Nature of Guaranty. Agrees that the liability of Guarantor shall remain and continue in full force and effect notwithstanding:

          6.1 the nonliability of Borrower or any other guarantor for any reason whatsoever for the payment and performance of the Guaranteed Obligations or any part thereof;

          6.2  any  fluctuation  that  may  occur  in the  aggregate  amount  of
Guaranteed   Obligations,   including  periodic  reductions  in  the  amount  of
indebtedness to zero dollars ($0.00);

          6.3 the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property described in the Loan Documents, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or any similar proceeding affecting Borrower or any of its assets;

          6.4 the release of Borrower or any other guarantor from the observance of any of the agreements, covenants, terms or conditions contained in the Note and/or Loan Documents by operation of law or otherwise; or

          6.5 any defenses or rights of set-off or counter claims that Borrower may have or assert.

     7. Certain Rights of Lender. Agrees that Lender may at any time and from time to time, with or without consideration, without prejudice to any claim against Guarantor hereunder, without in any way changing, releasing or discharging Guarantor from its liabilities and obligations hereunder and without notice to or the consent of Guarantor:

          7.1 exchange, substitute, release, realize on or surrender all or any part of the security that Lender may at any time hold;

          7.2 sell all or any part of the security and become the purchaser thereof at any such sale;

          7.3 settle or compromise with the Borrower, or any other person primarily or secondarily liable with the Borrower, the Guaranteed Obligations or any renewal or extension thereof;

          7.4 renew, rearrange or extend the time, manner, place or terms of payment and performance of the Guaranteed Obligations or any renewal or extension thereof;

          7.5 supplement, change, amend, substitute, modify or alter the Guaranteed Obligations, the Note or the Loan Documents;

          7.6 waive or consent to any default in, or departure from, the terms, covenants and conditions of the Note or Loan Documents, or otherwise forebear or exercise indulgence with respect thereto; and

          7.7 take other guarantees, collateral or security with respect to the Guaranteed Obligations.

     8. Waivers by Guarantor. Waives:

          8.1 any right to require  Lender to (i) proceed  against the Borrower,
(ii) proceed against, exhaust or participate in any security held by Lender for the payment and performance of the Guaranteed Obligations, or (iii) pursue any other remedy that Lender has or to which it may be entitled;

          8.2 any right of subrogation, reimbursement or participation that Guarantor has or to which Guarantor may be entitled, and any right that Guarantor has or to which Guarantor may be entitled in and to the benefit of any security that Lender may at any time hold in connection with the Guaranteed Obligations, until the Guaranteed Obligations have been paid and performed in full to Lender; provided, however, that to the extent that a waiver of rights of subrogation, reimbursement and contribution are found by a court of competent jurisdiction to be void or voidable for any reason, Guarantor agrees that its rights of subrogation and reimbursement against Borrower or the collateral or security, and Guarantor's right of contribution against another guarantor or pledgor, shall be junior and subordinate to Lender's rights against such other guarantor or pledgor;

          8.3 notice of the acceptance of this Guaranty and presentment, demand, protest and notice of protest, nonpayment, default or dishonor of the Guaranteed Obligations or any renewal or extension thereof; and

          8.4 diligence on the part of Lender in the collection of the monetary sums included in the Guaranteed Obligations, notice of intention to accelerate the maturity of any of the Guaranteed Obligations, notice of the failure of Borrower to pay or perform all or any of the Guaranteed Obligations in a timely manner and diligence on the part of Lender in preserving the liability of any person on any of the Guaranteed Obligations.

     9. No Waiver by Lender or Other Release of Guarantor. Agrees that no failure, omission or delay on the part of Lender in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of the Guaranteed Obligations or in enforcing observance or performance of any agreement, covenant, term or condition to be performed or observed under the Note or Loan Documents, either against the Borrower or any other person liable therefore, shall operate as a waiver of any such right or in any manner prejudice the rights of Lender against Guarantor. Without limiting the generality of the foregoing, Guarantor's obligations hereunder shall not be affected by (a) any defect in the genuineness, validity, regularity, or enforceability of the Note or the indebtedness evidenced thereby, the Loan Documents or other related instrument, document, obligation, transaction or matter (the

"Related Matters"), (b) any action, delay or failure to take action by Lender under or with respect to the Note, the Loan Documents or any Related Matters,
(c) the occurrence of any event of default under the Note or Loan Documents, (d) any sale or other disposition of all or substantially all of the assets of Borrower or any merger, consolidation or amalgamation to which Borrower may be a party, whether with or without Lender's consent, (e) any assignment or transfer in whole or in part of the Note, whether with or without notice to Guarantor,
(f) any future dealings between Borrower and Lender (including future loans or extensions of credit, secured or unsecured), (g) the bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court, or (h) any other matter, whether similar or dissimilar to the foregoing.

     10. Subordination. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully and indefeasibly discharged. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If Guarantor fails to take such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

     11. Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitle to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, or (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

     12. Attorneys' Fees. Agrees to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, if (a) the unpaid principal sum of the Note, or payment of any amount due thereunder, is not paid when due,
(b) it becomes necessary to protect the security for the Note, (c) Lender forecloses on the property covered by the Loan Documents, (d) Lender is made party to any litigation because of the existence of the indebtedness evidenced by the Note (including any action or proceeding in a U.S. Bankruptcy Court), or
(e) Lender is required to place this Guaranty in the hands of an attorney for enforcement. Guarantor shall reimburse Lender for all expenses incurred in connection with any of the foregoing, including reasonable attorney's fees, even though no suit or action is filed hereon, on the Note or on the Loan Documents. If a suit or action is filed, however, the amount of attorneys' fees shall be fixed by the court or courts in which the suit or action, including any appeal thereof, is tried, heard or decided.

     13. Financial Statements. Agrees if the Note is in default to furnish to Lender, promptly upon request and annually thereafter (not later than ninety
(90) days after the close of Guarantor's fiscal year), Guarantor's financial statements as at the end of the most recent fiscal year, signed and dated by Guarantor and detailing the income, assets and liabilities of Guarantor, in form and substance satisfactory to Lender, all in reasonable detail.

     14. Deeds of Trust on Real Property. In the event that all or any part of the Guaranteed Obligations is at any time secured by a deed of trust or deeds of trust encumbering interests in real property in which Guarantor may or may not have an interest, Guarantor authorizes Lender, at Lender's sole option, without notice or demand and without affecting the liability of Guarantor hereunder, to foreclose any or all of such deeds of trust by judicial or nonjudicial sale. Guarantor expressly waives any defense to the recovery by Lender from Guarantor of any deficiency after a nonjudicial sale, including without limitation any defense arising as a result of any election of remedies by Lender which limits or destroys Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement (including without limitation any election by Lender to exercise its rights under the power of sale in any mortgage or deed of trust and any consequential loss by Guarantor of the right to recover any deficiency from Borrower). Guarantor waives all suretyship defenses it would otherwise have under Oregon law or the laws of any other state. Guarantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property, and the failure of Guarantor to receive such notice shall not impair or affect Guarantor's liability hereunder.

     15. Multiple Guarantors. Agrees that, if there is more than one Guarantor:

          15.1 The obligations, covenants, warranties and representations of each Guarantor shall be joint and several;

          15.2 The granting of a written release of liability hereunder of less than all of the Guarantors shall be effective with respect to the liability hereunder of only those specifically so released, but shall in no way affect the liability hereunder of any Guarantor not so released; and

          15.3 Each Guarantor waives any right to require Lender to proceed against any other Guarantor.

     Any prior or subsequent guaranty to Lender shall not be deemed to be in lieu of or to supersede or terminate this Guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein.

     16.  General. Agrees that:

          16.1 Governing Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Oregon, without resort to such State's choice of law rules. Any proceeding related to this Guaranty shall be commenced or maintained only in the courts in Multnomah County, Oregon, and the parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Guaranty, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          16.2 Successors and Assigns. If Guarantor is a natural person or persons, this Guaranty shall not be discharged or in any way affected by the death of Guarantor (or any one of them if Guarantor consists of more than one natural person). This Guaranty shall be binding upon Guarantor and the heirs, successors and legal representatives of Guarantor, and shall inure to the benefit of Lender and its successors, assigns and legal representatives. Guarantor may not assign its rights or delegate its duties under this Guarantee. Lender's transfer or assignment of the Note shall operate as a transfer or assignment to the transferee or assignee of this Guaranty and all rights and privileges hereunder. All references herein to Lender shall include any subsequent owner and/or holder of the Note or any interest therein.

          16.3 Cumulative Remedies. Lender's rights, remedies and recourse under the Note, the Loan Documents or this Guaranty are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Lender may be entitled.

          16.4 Gender and Number. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case.

          16.5 Modifications. No provision hereof shall be modified or limited by course of conduct, usage of trade, by the law merchant or in any other manner except by a written agreement expressly referring hereto and to the provision so modified or limited and signed by Guarantor and Lender.

          16.6 Severability. In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          16.7 Notices. Notices to Guarantor under this Guaranty shall be in writing and shall be effective when delivered. Notices shall be deemed delivered when sent by facsimile transmission, provided that a copy of the notice is sent by Federal Express within twenty-four hours thereafter, directed to Guarantor at the following facsimile name and address:

                            The Neptune Society, Inc.
                            3500 W. Olive, Suite 1430
                            Burbank, California 91505
                            Phone: (818) 953-9995
                            Facsimile (818) 953-9844
                            Attn: David Schroeder

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.




GUARANTOR:                             THE NEPTUNE SOCIETY, INC., a Florida
                                         corporation


                                       By:  [Illegible]

                                       Title: ---------------------------------




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